UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2013

Columbia Real Estate Equity Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Real Estate Equity Fund

Table of Contents

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	16
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Real Estate Equity Fund

Performance Overview

Performance Summary

>  Columbia Real Estate Equity Fund (the Fund) Class A shares returned -0.37% excluding sales charges for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index, which returned 2.47% during the same period.

>  An above-benchmark position in real estate investment trusts (REITs) investing in apartment trusts held back relative performance. Results were helped by an emphasis on lodging and resorts REITs as well as a relatively small exposure to weak-performing health care REITs.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		-0.37	14.70	7.13
Including sales charges		-6.12	13.34	6.50
Class B	11/01/02
Excluding sales charges		-1.13	13.86	6.33
Including sales charges		-5.65	13.62	6.33
Class C	10/13/03
Excluding sales charges		-1.08	13.86	6.33
Including sales charges		-1.98	13.86	6.33
Class I*	09/27/10	0.21	15.18	7.49
Class K*	03/07/11	-0.10	14.90	7.30
Class R*	09/27/10	-0.62	14.32	6.69
Class R4*	11/08/12	-0.09	14.99	7.40
Class R5*	03/07/11	0.09	15.07	7.44
Class W*	09/27/10	-0.36	14.74	7.18
Class Z	04/01/94	-0.10	14.98	7.40
FTSE NAREIT Equity REITs Index		2.47	16.50	8.42

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The FTSE NAREIT Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Real Estate Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Real Estate Equity Fund

Manager Discussion of Fund Performance

For the 12 months ended December 31, 2013, the Fund's Class A shares returned -0.37% excluding sales charges. The Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index, which returned 2.47% for the same time period. An overweight position in real estate investment trusts (REITs) investing in apartment trusts and stock selection among office trusts held back results relative to the benchmark. An above-benchmark position in lodging and resort trusts and a relatively small exposure to weak-performing health care trusts aided relative performance.

U.S. Economy Picked Up Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Fed's next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed delayed any reduction in its monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s and most bond sectors delivered modestly negative returns for the year.

Although most equity industry groups delivered solid results in 2013, REITs were a notable exception. Highly sensitive to changes in interest rates, REITs began underperforming in May after Fed Chairman Bernanke suggested that the nation's central bank might begin withdrawing some of its monetary stimulus from the financial system in coming months. The suggestion was enough to send market interest rates higher, which in turn led to a perceived loss in the values of properties in which REITs invest.

Apartment Trusts Held Back Performance

The Fund's overweight position relative to the benchmark in underperforming apartment trusts was a significant performance detractor. Investors worried that construction of apartment complexes would result in a larger supply of new properties that would hold down lease rates. Apartment properties also became less attractive as home sales increased, cutting into demand.

New apartment construction was especially evident in the Washington, D.C. and Baltimore markets. This building activity contributed to poor performance of two of the Fund's REIT holdings with exposures to those markets. Shares of AvalonBay Communities declined significantly both because of its presence in the Washington, D.C. market and because of investor worries about the trust's acquisition of new properties. Meanwhile, Home Properties was also hurt by exposure to apartments in the Washington-Baltimore area.

Portfolio Management

Arthur Hurley, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013

Columbia Real Estate Equity Fund

Manager Discussion of Fund Performance (continued)

In the office group, an underweight position in Boston Properties detracted from results. The company performed well on strengthening conditions in the lease markets in New York City and San Francisco, where the company was well represented. An investment in Alexandria Real Estate Equities also underperformed, but we held onto the position believing that problems have been resolved and that it has potential to produce better results.

Emphasis on Hotels and Resorts was Positive

An above-benchmark exposure to trusts that invest in lodging and resort properties helped performance as the economic outlook brightened, leading to improved prospects for more business travel, while leisure travel remained solid over 2013. Overweight positions in Host Hotels & Resorts and Sunstone Hotel Investors were particularly helpful. Elsewhere, solid performance also came from the position in Prologis, an investor in industrial warehouses and distribution centers, as its prospects improved with signs of an improving global economic outlook. Relative results were also helped by the below-benchmark exposure to health care REITs. The group underperformed both because of uncertainties about the effects of the Affordable Care Act and because of the impact of rising interest rates. Higher interest rates tend to reduce the value of longer term leases held by institutions.

Looking Ahead

While REITs as a group lagged other parts of the equity market in 2013, we believe they are currently well positioned to do well in the period ahead. In our view, improving growth trends in the domestic economy should brighten the general prospects for REITs, which were selling at discounts to net asset value at the start of 2014. Historical averages indicate the group normally has sold at premium prices. REITs in general feature occupancy rates that remain above historical averages. After rising in 2013, interest rates appear to have stabilized at this time. This may also help improve the outlooks for the industry, which tends to be more vulnerable to changes in interest rates than other parts of the equity market.

Top Ten Holdings (%) (at December 31, 2013)
Simon Property Group, Inc.	13.7
Host Hotels & Resorts, Inc.	6.5
SL Green Realty Corp.	5.8
Public Storage	5.7
ProLogis, Inc.	4.7
General Growth Properties, Inc.	3.6
Ventas, Inc.	3.3
Duke Realty Corp.	3.2
AvalonBay Communities, Inc.	3.2
Douglas Emmett, Inc.	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.7
Consumer Discretionary	1.2
Financials	96.8
Health Care	1.7
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Compared with a "diversified" fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. A decline in the value of that investment could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The Fund is susceptible to the risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

Annual Report 2013

Columbia Real Estate Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	955.20	1,018.91	6.43	6.64	1.29
Class B	1,000.00	1,000.00	951.70	1,015.08	10.14	10.47	2.04
Class C	1,000.00	1,000.00	952.10	1,015.08	10.15	10.47	2.04
Class I	1,000.00	1,000.00	958.50	1,021.40	3.99	4.12	0.80
Class K	1,000.00	1,000.00	957.00	1,019.87	5.48	5.66	1.10
Class R	1,000.00	1,000.00	954.00	1,017.63	7.67	7.92	1.54
Class R4	1,000.00	1,000.00	956.50	1,020.08	5.28	5.46	1.06
Class R5	1,000.00	1,000.00	958.10	1,021.10	4.29	4.43	0.86
Class W	1,000.00	1,000.00	955.30	1,019.01	6.33	6.53	1.27
Class Z	1,000.00	1,000.00	956.60	1,020.18	5.18	5.35	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013

Columbia Real Estate Equity Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%

Issuer	Shares	Value ($)
Consumer Discretionary 1.2%
Hotels, Restaurants & Leisure 1.2%
Starwood Hotels & Resorts Worldwide, Inc.	72,000	5,720,400
Total Consumer Discretionary		5,720,400
Financials 96.7%
Real Estate Investment Trusts (REITs) 96.7%
Alexandria Real Estate Equities, Inc.	152,600	9,708,412
American Residential Properties, Inc.(a)	83,000	1,424,280
American Tower Corp.	52,600	4,198,532
Apartment Investment & Management Co., Class A	148,500	3,847,635
AvalonBay Communities, Inc.	128,779	15,225,541
Boston Properties, Inc.	72,400	7,266,788
Brandywine Realty Trust	359,200	5,061,128
Camden Property Trust	168,700	9,595,656
CBL & Associates Properties, Inc.	424,644	7,626,606
Colony Financial, Inc.	88,200	1,789,578
Coresite Realty Corp.	111,000	3,573,090
Cousins Properties, Inc.	719,500	7,410,850
CubeSmart	125,470	1,999,992
DDR Corp.	563,572	8,662,102
Douglas Emmett, Inc.	586,300	13,654,927
Duke Realty Corp.	1,015,400	15,271,616
Education Realty Trust, Inc.	285,600	2,518,992
Equity Lifestyle Properties, Inc.	226,100	8,191,603
Equity Residential	139,774	7,250,077
Essex Property Trust, Inc.	74,400	10,677,144
First Industrial Realty Trust, Inc.	665,100	11,605,995
First Potomac Realty Trust	295,340	3,434,804
General Growth Properties, Inc.	852,300	17,105,661
Glimcher Realty Trust	656,000	6,140,160
Highwoods Properties, Inc.	277,300	10,029,941
Home Properties, Inc.	55,100	2,954,462
Host Hotels & Resorts, Inc.	1,580,456	30,724,065
Lexington Realty Trust	946,484	9,663,602
National Retail Properties, Inc.	152,500	4,625,325

Common Stocks (continued)

Issuer	Shares	Value ($)
Omega Healthcare Investors, Inc.	200,000	5,960,000
Post Properties, Inc.	157,878	7,140,822
ProLogis, Inc.	597,369	22,072,784
Public Storage	178,059	26,801,441
RLJ Lodging Trust	492,100	11,967,872
Simon Property Group, Inc.	423,254	64,402,328
SL Green Realty Corp.	295,100	27,261,338
Sunstone Hotel Investors, Inc.	521,300	6,985,420
Tanger Factory Outlet Centers	240,800	7,710,416
Ventas, Inc.	269,974	15,464,111
Vornado Realty Trust	139,400	12,377,326
Weingarten Realty Investors	286,802	7,864,111
Total		457,246,533
Total Financials		457,246,533
Health Care 1.7%
Health Care Providers & Services 1.7%
Brookdale Senior Living, Inc.(a)	299,300	8,134,974
Total Health Care		8,134,974
Total Common Stocks (Cost: $384,934,247)		471,101,907

Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	1,447,790	1,447,790
Total Money Market Funds (Cost: $1,447,790)		1,447,790
Total Investments (Cost: $386,382,037)		472,549,697
Other Assets & Liabilities, Net		433,370
Net Assets		472,983,067

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,179,641	123,329,757	(124,061,608)	1,447,790	4,487	1,447,790

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	5,720,400	—	—	5,720,400
Financials	457,246,533	—	—	457,246,533
Health Care	8,134,974	—	—	8,134,974
Total Equity Securities	471,101,907	—	—	471,101,907
Mutual Funds
Money Market Funds	1,447,790	—	—	1,447,790
Total Mutual Funds	1,447,790	—	—	1,447,790
Total	472,549,697	—	—	472,549,697

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $384,934,247)	$471,101,907
Affiliated issuers (identified cost $1,447,790)	1,447,790
Total investments (identified cost $386,382,037)	472,549,697
Receivable for:
Capital shares sold	466,410
Dividends	2,161,380
Reclaims	116
Prepaid expenses	4,169
Trustees' deferred compensation plan	47,472
Total assets	475,229,244
Liabilities
Payable for:
Capital shares purchased	1,994,893
Investment management fees	9,030
Distribution and/or service fees	1,430
Transfer agent fees	103,389
Administration fees	785
Plan administration fees	31
Compensation of board members	2,800
Chief compliance officer expenses	82
Other expenses	86,265
Trustees' deferred compensation plan	47,472
Total liabilities	2,246,177
Net assets applicable to outstanding capital stock	$472,983,067
Represented by
Paid-in capital	$414,687,888
Undistributed net investment income	(45,930)
Accumulated net realized loss	(27,826,552)
Unrealized appreciation (depreciation) on:
Investments	86,167,660
Foreign currency translations	1
Total — representing net assets applicable to outstanding capital stock	$472,983,067

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class A
Net assets	$105,995,346
Shares outstanding	8,163,744
Net asset value per share	$12.98
Maximum offering price per share(a)	$13.77
Class B
Net assets	$3,559,102
Shares outstanding	273,472
Net asset value per share	$13.01
Class C
Net assets	$18,045,162
Shares outstanding	1,389,928
Net asset value per share	$12.98
Class I
Net assets	$46,559,594
Shares outstanding	3,574,493
Net asset value per share	$13.03
Class K
Net assets	$71,568
Shares outstanding	5,498
Net asset value per share	$13.02
Class R
Net assets	$7,490,659
Shares outstanding	577,361
Net asset value per share	$12.97
Class R4
Net assets	$16,949
Shares outstanding	1,286
Net asset value per share	$13.18
Class R5
Net assets	$1,739,349
Shares outstanding	134,021
Net asset value per share	$12.98
Class W
Net assets	$56,910
Shares outstanding	4,380
Net asset value per share	$12.99
Class Z
Net assets	$289,448,428
Shares outstanding	22,259,951
Net asset value per share	$13.00

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$13,717,414
Dividends — affiliated issuers	4,487
Foreign taxes withheld	(58,949)
Total income	13,662,952
Expenses:
Investment management fees	4,091,656
Distribution and/or service fees
Class A	291,398
Class B	48,173
Class C	211,361
Class R	38,098
Class W	25,174
Transfer agent fees
Class A	269,170
Class B	11,094
Class C	48,786
Class K	39
Class R	17,623
Class R4	15
Class R5	340
Class W	23,021
Class Z	836,369
Administration fees	351,085
Plan administration fees
Class K	193
Compensation of board members	31,635
Custodian fees	8,338
Printing and postage fees	100,788
Registration fees	89,139
Professional fees	51,257
Chief compliance officer expenses	363
Other	35,328
Total expenses	6,580,443
Expense reductions	(3,165)
Total net expenses	6,577,278
Net investment income	7,085,674
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	55,945,246
Foreign currency translations	(7,951)
Net realized gain	55,937,295
Net change in unrealized appreciation (depreciation) on:
Investments	(60,158,071)
Foreign currency translations	5,720
Net change in unrealized appreciation (depreciation)	(60,152,351)
Net realized and unrealized loss	(4,215,056)
Net increase in net assets resulting from operations	$2,870,618

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$7,085,674	$9,526,480
Net realized gain	55,937,295	37,701,522
Net change in unrealized appreciation (depreciation)	(60,152,351)	37,384,761
Net increase in net assets resulting from operations	2,870,618	84,612,763
Distributions to shareholders
Net investment income
Class A	(1,342,140)	(1,636,170)
Class B	(17,765)	(49,027)
Class C	(81,056)	(159,752)
Class I	(1,087,864)	(1,241,379)
Class K	(1,030)	(1,266)
Class R	(71,979)	(72,709)
Class R4(a)	(98)	(7)
Class R5	(14,509)	(39,462)
Class W	(113,277)	(134,660)
Class Z	(4,943,142)	(6,390,691)
Net realized gains
Class A	(8,950,011)	(1,990,794)
Class B	(317,466)	(96,113)
Class C	(1,571,133)	(373,543)
Class I	(3,883,726)	(1,127,169)
Class K	(6,051)	(1,307)
Class R	(607,373)	(107,507)
Class R4(a)	(1,270)	(45)
Class R5	(134,472)	(643)
Class W	(113,669)	(164,986)
Class Z	(26,114,063)	(6,803,625)
Total distributions to shareholders	(49,372,094)	(20,390,855)
Increase (decrease) in net assets from capital stock activity	(89,164,006)	36,019,833
Redemption fees	—	60,080
Total increase (decrease) in net assets	(135,665,482)	100,301,821
Net assets at beginning of year	608,648,549	508,346,728
Net assets at end of year	$472,983,067	$608,648,549
Undistributed (excess of distributions over) net investment income	$(45,930)	$(50,351)

(a) For the period from November 8, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,847,638	27,556,231	1,749,453	24,910,747
Distributions reinvested	736,139	9,807,398	242,678	3,407,604
Redemptions	(2,253,850)	(33,329,228)	(1,989,024)	(27,678,129)
Net increase	329,927	4,034,401	3,107	640,222
Class B shares
Subscriptions	36,848	554,793	34,109	486,666
Distributions reinvested	24,395	325,060	9,932	139,758
Redemptions(b)	(159,236)	(2,349,088)	(244,866)	(3,474,903)
Net decrease	(97,993)	(1,469,235)	(200,825)	(2,848,479)
Class C shares
Subscriptions	378,984	5,688,055	449,010	6,214,397
Distributions reinvested	99,382	1,318,735	29,032	408,023
Redemptions	(552,622)	(8,040,841)	(575,582)	(7,958,590)
Net decrease	(74,256)	(1,034,051)	(97,540)	(1,336,170)
Class I shares
Subscriptions	744,840	10,766,076	774,657	10,840,434
Distributions reinvested	367,681	4,968,904	168,308	2,367,523
Redemptions	(2,416,603)	(34,964,600)	(1,450,628)	(20,304,256)
Net decrease	(1,304,082)	(19,229,620)	(507,663)	(7,096,299)
Class K shares
Distributions reinvested	338	4,513	116	1,630
Redemptions	(2)	(30)	(828)	(11,918)
Net increase (decrease)	336	4,483	(712)	(10,288)
Class R shares
Subscriptions	320,062	4,700,969	305,703	4,220,892
Distributions reinvested	36,160	480,709	7,504	105,381
Redemptions	(206,487)	(3,027,888)	(359,265)	(4,883,339)
Net increase (decrease)	149,735	2,153,790	(46,058)	(557,066)
Class R4 shares
Subscriptions	1,026	15,363	175	2,500
Distributions reinvested	85	1,127	—	—
Net increase	1,111	16,490	175	2,500
Class R5 shares
Subscriptions	120,201	1,788,074	—	—
Distributions reinvested	11,273	148,708	88	1,229
Redemptions	(13)	(197)	(269,956)	(4,054,463)
Net increase (decrease)	131,461	1,936,585	(269,868)	(4,053,234)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	340,941	5,080,833	774,760	10,741,486
Distributions reinvested	15,803	226,342	21,306	299,432
Redemptions	(1,009,157)	(14,348,211)	(139,727)	(1,975,283)
Net increase (decrease)	(652,413)	(9,041,036)	656,339	9,065,635
Class Z shares
Subscriptions	5,443,882	79,982,772	10,357,301	149,050,712
Distributions reinvested	1,279,967	17,114,474	515,196	7,239,677
Redemptions	(11,185,249)	(163,633,059)	(8,070,651)	(114,077,377)
Net increase (decrease)	(4,461,400)	(66,535,813)	2,801,846	42,213,012
Total net increase (decrease)	(5,977,574)	(89,164,006)	2,338,801	36,019,833

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to December 31, 2012.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended December 31,										Year Ended August 31,
Class A	2013		2012		2011		2010		2009(a)		2009
Per share data
Net asset value, beginning of period	$14.35		$12.69		$12.41		$10.07		$9.11		$13.85
Income from investment operations:
Net investment income	0.16		0.21		0.18		0.12		0.06		0.22
Net realized and unrealized gain (loss)	(0.20)		1.92		0.59		2.48		1.10		(4.46)
Total from investment operations	(0.04)		2.13		0.77		2.60		1.16		(4.24)
Less distributions to shareholders:
Net investment income	(0.17)		(0.21)		(0.19)		(0.26)		(0.12)		(0.33)
Net realized gains	(1.16)		(0.26)		(0.32)		—		—		—
Tax return of capital	—		—		—		—		(0.08)		(0.17)
Total distributions to shareholders	(1.33)		(0.47)		(0.51)		(0.26)		(0.20)		(0.50)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Redemption fees:
Redemption fees added to paid-in capital	—		0.00	(b)	0.02		—		—		—
Net asset value, end of period	$12.98		$14.35		$12.69		$12.41		$10.07		$9.11
Total return	(0.37%)		16.92%		6.59%		26.04	%(c)	12.86%		(29.89%)
Ratios to average net assets(d)
Total gross expenses	1.28%		1.31	%(e)	1.26%		1.27	%(e)	1.39	%(f)	1.31%
Total net expenses(g)	1.28	%(h)	1.30	%(e)(h)	1.24	%(h)	1.27	%(e)(h)	1.39	%(f)(h)	1.31	%(h)
Net investment income	1.07%		1.49%		1.44%		1.04%		1.99	%(f)	2.69%
Supplemental data
Net assets, end of period (in thousands)	$105,995		$112,410		$99,335		$27,511		$18,245		$17,114
Portfolio turnover	80%		65%		72%		108%		32%		110%

Notes to Financial Highlights

(a)  For the period from September 1, 2009 to December 31, 2009. During the period, the Fund's fiscal year end was changed from August 31 to December 31.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,										Year Ended August 31,
Class B	2013		2012		2011		2010		2009(a)		2009
Per share data
Net asset value, beginning of period	$14.38		$12.71		$12.43		$10.09		$9.12		$13.85
Income from investment operations:
Net investment income	0.04		0.10		0.08		0.02		0.04		0.16
Net realized and unrealized gain (loss)	(0.19)		1.94		0.58		2.50		1.10		(4.46)
Total from investment operations	(0.15)		2.04		0.66		2.52		1.14		(4.30)
Less distributions to shareholders:
Net investment income	(0.06)		(0.11)		(0.09)		(0.18)		(0.09)		(0.26)
Net realized gains	(1.16)		(0.26)		(0.32)		—		—		—
Tax return of capital	—		—		—		—		(0.08)		(0.17)
Total distributions to shareholders	(1.22)		(0.37)		(0.41)		(0.18)		(0.17)		(0.43)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Redemption fees:
Redemption fees added to paid-in capital	—		0.00	(b)	0.03		—		—		—
Net asset value, end of period	$13.01		$14.38		$12.71		$12.43		$10.09		$9.12
Total return	(1.13%)		16.10%		5.76%		25.07	%(c)	12.57%		(30.38%)
Ratios to average net assets(d)
Total gross expenses	2.03%		2.05	%(e)	2.02%		2.02	%(e)	2.14	%(f)	2.06%
Total net expenses(g)	2.03	%(h)	2.05	%(e)(h)	2.01	%(h)	2.02	%(e)(h)	2.14	%(f)(h)	2.06	%(h)
Net investment income	0.26%		0.68%		0.61%		0.21%		1.22	%(f)	1.96%
Supplemental data
Net assets, end of period (in thousands)	$3,559		$5,341		$7,274		$2,986		$3,348		$3,356
Portfolio turnover	80%		65%		72%		108%		32%		110%

Notes to Financial Highlights

(a)  For the period from September 1, 2009 to December 31, 2009. During the period, the Fund's fiscal year end was changed from August 31 to December 31.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,										Year Ended August 31,
Class C	2013		2012		2011		2010		2009(a)		2009
Per share data
Net asset value, beginning of period	$14.34		$12.68		$12.40		$10.07		$9.10		$13.82
Income from investment operations:
Net investment income	0.04		0.10		0.08		0.03		0.04		0.16
Net realized and unrealized gain (loss)	(0.18)		1.93		0.59		2.48		1.10		(4.45)
Total from investment operations	(0.14)		2.03		0.67		2.51		1.14		(4.29)
Less distributions to shareholders:
Net investment income	(0.06)		(0.11)		(0.09)		(0.18)		(0.09)		(0.26)
Net realized gains	(1.16)		(0.26)		(0.32)		—		—		—
Tax return of capital	—		—		—		—		(0.08)		(0.17)
Total distributions to shareholders	(1.22)		(0.37)		(0.41)		(0.18)		(0.17)		(0.43)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Redemption fees:
Redemption fees added to paid-in capital	—		0.00	(b)	0.02		—		—		—
Net asset value, end of period	$12.98		$14.34		$12.68		$12.40		$10.07		$9.10
Total return	(1.08%)		16.06%		5.77%		25.02	%(c)	12.60%		(30.37%)
Ratios to average net assets(d)
Total gross expenses	2.03%		2.06	%(e)	2.01%		2.02	%(e)	2.14	%(f)	2.06%
Total net expenses(g)	2.03	%(h)	2.05	%(e)(h)	2.00	%(h)	2.02	%(e)(h)	2.14	%(f)(h)	2.06	%(h)
Net investment income	0.30%		0.72%		0.67%		0.28%		1.37	%(f)	1.95%
Supplemental data
Net assets, end of period (in thousands)	$18,045		$21,001		$19,802		$6,900		$4,777		$3,553
Portfolio turnover	80%		65%		72%		108%		32%		110%

Notes to Financial Highlights

(a)  For the period from September 1, 2009 to December 31, 2009. During the period, the Fund's fiscal year end was changed from August 31 to December 31.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class I	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$14.39	$12.72		$12.42		$11.77
Income from investment operations:
Net investment income	0.22	0.27		0.21		0.07
Net realized and unrealized gain (loss)	(0.18)	1.93		0.62		0.70
Total from investment operations	0.04	2.20		0.83		0.77
Less distributions to shareholders:
Net investment income	(0.24)	(0.27)		(0.24)		(0.12)
Net realized gains	(1.16)	(0.26)		(0.32)		—
Total distributions to shareholders	(1.40)	(0.53)		(0.56)		(0.12)
Redemption fees:
Redemption fees added to paid-in capital	—	0.00	(b)	0.03		—
Net asset value, end of period	$13.03	$14.39		$12.72		$12.42
Total return	0.21%	17.48%		7.19%		6.52	%(c)
Ratios to average net assets(d)
Total gross expenses	0.80%	0.84	%(e)	0.80%		0.96	%(e)(f)
Total net expenses(g)	0.80%	0.84	%(e)	0.80	%(h)	0.96	%(e)(f)(h)
Net investment income	1.47%	1.95%		1.65%		2.34	%(f)
Supplemental data
Net assets, end of period (in thousands)	$46,560	$70,213		$68,508		$35,388
Portfolio turnover	80%	65%		72%		108%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class K	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$14.38	$12.72		$12.73
Income from investment operations:
Net investment income	0.19	0.23		0.18
Net realized and unrealized gain (loss)	(0.19)	1.93		0.31
Total from investment operations	—	2.16		0.49
Less distributions to shareholders:
Net investment income	(0.20)	(0.24)		(0.20)
Net realized gains	(1.16)	(0.26)		(0.32)
Total distributions to shareholders	(1.36)	(0.50)		(0.52)
Redemption fees:
Redemption fees added to paid-in capital	—	0.00	(b)	0.02
Net asset value, end of period	$13.02	$14.38		$12.72
Total return	(0.10%)	17.09%		4.24%
Ratios to average net assets(c)
Total gross expenses	1.10%	1.13	%(d)	1.12	%(e)
Total net expenses(f)	1.10%	1.13	%(d)	1.12	%(e)(g)
Net investment income	1.26%	1.64%		1.66	%(e)
Supplemental data
Net assets, end of period (in thousands)	$72	$74		$75
Portfolio turnover	80%	65%		72%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to December 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class R	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$14.34		$12.67		$12.40		$11.75
Income from investment operations:
Net investment income (loss)	0.13		0.17		0.16		(0.07)
Net realized and unrealized gain (loss)	(0.21)		1.94		0.56		0.82
Total from investment operations	(0.08)		2.11		0.72		0.75
Less distributions to shareholders:
Net investment income	(0.13)		(0.18)		(0.16)		(0.10)
Net realized gains	(1.16)		(0.26)		(0.32)		—
Total distributions to shareholders	(1.29)		(0.44)		(0.48)		(0.10)
Redemption fees:
Redemption fees added to paid-in capital	—		0.00	(b)	0.03		—
Net asset value, end of period	$12.97		$14.34		$12.67		$12.40
Total return	(0.62%)		16.74%		6.25%		6.36	%(c)
Ratios to average net assets(d)
Total gross expenses	1.53%		1.55	%(e)	1.51%		1.76	%(e)(f)
Total net expenses(g)	1.53	%(h)	1.55	%(e)(h)	1.49	%(h)	1.76	%(e)(f)(h)
Net investment income (loss)	0.87%		1.20%		1.29%		(2.20	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$7,491		$6,131		$6,004		$3
Portfolio turnover	80%		65%		72%		108%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class R4	2013		2012(a)
Per share data
Net asset value, beginning of period	$14.56		$14.28
Income from investment operations:
Net investment income	0.25		(0.00	)(b)
Net realized and unrealized gain (loss)	(0.25)		0.58
Total from investment operations	—		0.58
Less distributions to shareholders:
Net investment income	(0.22)		(0.04)
Net realized gains	(1.16)		(0.26)
Total distributions to shareholders	(1.38)		(0.30)
Net asset value, end of period	$13.18		$14.56
Total return	(0.09%)		4.08%
Ratios to average net assets(c)
Total gross expenses	1.04%		1.07	%(d)(e)
Total net expenses(f)	1.04	%(g)	1.07	%(d)(e)
Net investment income (loss)	1.74%		(0.01	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$17		$3
Portfolio turnover	80%		65%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to December 31, 2012.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class R5	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$14.35	$12.71		$12.73
Income from investment operations:
Net investment income	0.31	0.21		0.21
Net realized and unrealized gain (loss)	(0.29)	1.96		0.31
Total from investment operations	0.02	2.17		0.52
Less distributions to shareholders:
Net investment income	(0.23)	(0.27)		(0.24)
Net realized gains	(1.16)	(0.26)		(0.32)
Total distributions to shareholders	(1.39)	(0.53)		(0.56)
Redemption fees:
Redemption fees added to paid-in capital	—	0.00	(b)	0.02
Net asset value, end of period	$12.98	$14.35		$12.71
Total return	0.09%	17.24%		4.47%
Ratios to average net assets(c)
Total gross expenses	0.86%	0.84	%(d)	0.79	%(e)
Total net expenses(f)	0.86%	0.84	%(d)	0.79	%(e)(g)
Net investment income	2.21%	1.52%		1.99	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,739	$37		$3,463
Portfolio turnover	80%	65%		72%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to December 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class W	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$14.36		$12.69		$12.41		$11.75
Income from investment operations:
Net investment income (loss)	0.12		0.24		0.18		(0.05)
Net realized and unrealized gain (loss)	(0.16)		1.90		0.59		0.81
Total from investment operations	(0.04)		2.14		0.77		0.76
Less distributions to shareholders:
Net investment income	(0.17)		(0.21)		(0.19)		(0.10)
Net realized gains	(1.16)		(0.26)		(0.32)		—
Total distributions to shareholders	(1.33)		(0.47)		(0.51)		(0.10)
Redemption fees:
Redemption fees added to paid-in capital	—		0.00	(b)	0.02		—
Net asset value, end of period	$12.99		$14.36		$12.69		$12.41
Total return	(0.36%)		17.00%		6.58%		6.51	%(c)
Ratios to average net assets(d)
Total gross expenses	1.27%		1.32	%(e)	1.27%		1.22	%(e)(f)
Total net expenses(g)	1.27	%(h)	1.31	%(e)(h)	1.24	%(h)	1.22	%(e)(f)(h)
Net investment income (loss)	0.79%		1.69%		1.41%		(1.64	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$57		$9,432		$6		$3
Portfolio turnover	80%		65%		72%		108%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Financial Highlights (continued)

	Year Ended December 31,										Year Ended August 31,
Class Z	2013		2012		2011		2010		2009(a)		2009
Per share data
Net asset value, beginning of period	$14.37		$12.70		$12.43		$10.09		$9.13		$13.88
Income from investment operations:
Net investment income	0.19		0.25		0.19		0.14		0.07		0.24
Net realized and unrealized gain (loss)	(0.19)		1.93		0.60		2.49		1.10		(4.47)
Total from investment operations	—		2.18		0.79		2.63		1.17		(4.23)
Less distributions to shareholders:
Net investment income	(0.21)		(0.25)		(0.22)		(0.29)		(0.13)		(0.35)
Net realized gains	(1.16)		(0.26)		(0.32)		—		—		—
Tax return of capital	—		—		—		—		(0.08)		(0.17)
Total distributions to shareholders	(1.37)		(0.51)		(0.54)		(0.29)		(0.21)		(0.52)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Redemption fees:
Redemption fees added to paid-in capital	—		0.00	(b)	0.02		—		—		—
Net asset value, end of period	$13.00		$14.37		$12.70		$12.43		$10.09		$9.13
Total return	(0.10%)		17.28%		6.73%		26.29	%(c)	12.97%		(29.71%)
Ratios to average net assets(d)
Total gross expenses	1.03%		1.06	%(e)	1.03%		1.02	%(e)	1.14	%(f)	1.06%
Total net expenses(g)	1.03	%(h)	1.05	%(e)(h)	1.01	%(h)	1.02	%(e)(h)	1.14	%(f)(h)	1.06	%(h)
Net investment income	1.26%		1.76%		1.52%		1.23%		2.28	%(f)	2.96%
Supplemental data
Net assets, end of period (in thousands)	$289,448		$384,007		$303,881		$304,497		$273,528		$238,485
Portfolio turnover	80%		65%		72%		108%		32%		110%

Notes to Financial Highlights

(a)  For the period from September 1, 2009 to December 31, 2009. During the period, the Fund's fiscal year end was changed from August 31 to December 31.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Real Estate Equity Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Real Estate Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign

Annual Report 2013

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2013

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended December 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class R4	0.23
Class R5	0.05
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended

Annual Report 2013

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

December 31, 2013, these minimum account balance fees reduced total expenses by $3,165.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $30,359. The liability remaining at December 31, 2013 for non-recurring charges associated with the lease amounted to $18,562 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $184,685 for Class A, $2,269 for Class Band $2,515 for Class C shares for the year ended December 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class A	1.34%	1.38%
Class B	2.09	2.13
Class C	2.09	2.13
Class I	0.92	0.97
Class K	1.22	1.27
Class R	1.59	1.63
Class R4	1.09	1.13
Class R5	0.97	1.02
Class W	1.34	1.38
Class Z	1.09	1.13

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary

Annual Report 2013

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, distributions in excess and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$591,607
Accumulated net realized loss	7,957
Paid-in capital	(599,564)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$7,672,860	$9,725,123
Long-term capital gains	41,699,234	10,665,732
Total	$49,372,094	$20,390,855

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$2,753,052
Unrealized appreciation	84,370,333

At December 31, 2013, the cost of investments for federal income tax purposes was $388,179,364 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$92,631,570
Unrealized depreciation	(8,261,237)
Net unrealized appreciation	$84,370,333

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$13,260,397
2016	10,496,317
2017	5,025,563
Total	$28,782,277

For the year ended December 31, 2013, $14,280,175 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $465,633,557 and $588,598,710, respectively, for the year ended December 31, 2013.

Note 6. Redemption Fees

The Fund assessed a 2.00% redemption fee on the proceeds from fund shares only to shareholders who received their Class Z shares pursuant to the reorganization of RiverSource LaSalle International Real Estate Fund and only if such shareholders redeemed such shares (by sale or exchange) on or before April 11, 2012.

The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. Redemption fees received by the Fund for the year ended December 31, 2012 are disclosed in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2013

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 8. Shareholder Concentration

At December 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 38.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Real Estate Sector Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class

Annual Report 2013

Columbia Real Estate Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Real Estate Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Real Estate Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Real Estate Equity fund (the "Fund", a series of Columbia Funds Series Trust I) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2014

Annual Report 2013

Columbia Real Estate Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	1.35%
Dividends Received Deduction	1.35%
Capital Gain Dividend	$42,771,704

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013

Columbia Real Estate Equity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013

Columbia Real Estate Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013

Columbia Real Estate Equity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Annual Report 2013

Columbia Real Estate Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Real Estate Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN212_12_D01_(02/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$23,300	$23,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$4,900	$6,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$135,000	$260,800

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$140,300	$267,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 21, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2014